Exhibit 8.1

List of subsidiaries as of December 31, 2013	Domicile
Deutsche Bank Aktiengesellschaft	Frankfurt am Main
Abbey Life Assurance Company Limited	London
Abbey Life Trust Securities Limited	London
Abbey Life Trustee Services Limited	London
ABFS I Incorporated	Baltimore
ABS Leasing Services Company	Chicago
ABS MB Ltd.	Baltimore
Accounting Solutions Holding Company, Inc.	Wilmington
Agripower Buddosò Società Agricola a Responsabilità Limitata	Pesaro
Airport Club für International Executives GmbH	Frankfurt
Alex. Brown Financial Services Incorporated	Baltimore
Alex. Brown Investments Incorporated	Baltimore
Alex. Brown Management Services, Inc.	Baltimore
Alfred Herrhausen Gesellschaft - Das internationale Forum der Deutschen Bank - mbH	Berlin
Americas Trust Servicios de Consultoria, S.A.	Madrid
Apexel LLC	Wilmington
Argent Incorporated	Baltimore
Autumn Leasing Limited	London
Avatar Finance	George Town
AWM Luxembourg SICAV-SIF	Luxembourg
AXOS Beteiligungs- und Verwaltungs-GmbH	Cologne
B.T. Vordertaunus (Luxembourg), S.à r.l.	Luxembourg
B.T.I. Investments	London
BAG	Frankfurt
Baincor Nominees Pty Limited	Sydney
Bainpro Nominees Pty Ltd	Sydney
Bainsec Nominees Pty Ltd	Sydney
Bankers International Corporation	New York
Bankers International Corporation (Brasil) Ltda.	Sao Paulo
Bankers Trust International Finance (Jersey) Limited	St. Helier
Bankers Trust International Limited	London
Bankers Trust Investments Limited	London
Bankers Trust Nominees Limited (in members’ voluntary liquidation)	London
Barkly Investments Ltd.	St. Helier
Bayan Delinquent Loan Recovery 1 (SPV-AMC), Inc.	Makati City
Beachwood Properties Corp.	Wilmington
Bebek Varlik Yönetym A.S.	Istanbul
Betriebs-Center für Banken AG	Frankfurt
BfI-Beteiligungsgesellschaft für Industriewerte mbH	Frankfurt
BHF Club Deal GmbH	Frankfurt
BHF Grundbesitz-Verwaltungsgesellschaft mbH	Frankfurt
BHF Grundbesitz-Verwaltungsgesellschaft mbH & Co. am Kaiserlei OHG	Frankfurt
BHF Immobilien-GmbH	Frankfurt
BHF Lux Immo S.A.	Luxembourg
BHF Private Equity Management GmbH	Frankfurt
BHF Private Equity Treuhand- und Beratungsgesellschaft mbH	Frankfurt
BHF Trust Management Gesellschaft für Vermögensverwaltung mbH	Frankfurt
BHF Zurich Family Office AG	Zurich
BHF-BANK (Schweiz) AG	Zurich
BHF-BANK Aktiengesellschaft	Frankfurt
BHF-BANK International S.A.	Luxembourg
BHF-Betriebsservice GmbH	Frankfurt
BHW - Gesellschaft für Wohnungswirtschaft mbH	Hameln
BHW - Gesellschaft für Wohnungswirtschaft mbH & Co. Immobilienverwaltungs KG	Hameln
BHW Bausparkasse Aktiengesellschaft	Hameln
BHW Eurofinance B.V. in liquidatie	Arnhem
BHW Financial Srl in liquidazione	Verona
BHW Gesellschaft für Vorsorge mbH	Hameln
BHW Holding AG	Hameln
BHW Invest, Société à responsabilité limitée	Luxembourg
BHW Kreditservice GmbH	Hameln
BHW-Immobilien GmbH	Hameln
Billboard Partners L.P.	George Town
Biomass Holdings S.à r.l.	Luxembourg
Blue Cork, Inc.	Wilmington
Blue Ridge CLO Holding Company LLC	Wilmington

List of subsidiaries as of December 31, 2013	Domicile
Bluewater Creek Management Co.	Wilmington
BNA Nominees Pty Limited	Sydney
Bonsai Investment AG	Frauenfeld
Borfield S.A.	Montevideo
BRIMCO, S. de R.L. de C.V.	Mexico City
BT Commercial Corporation	Wilmington
BT CTAG Nominees Limited (in members’ voluntary liquidation)	London
BT Globenet Nominees Limited	London
BT International (Nigeria) Limited	Lagos
BT Maulbronn GmbH	Eschborn
BT Milford (Cayman) Limited	George Town
BT Muritz GmbH	Eschborn
BT Nominees (Singapore) Pte Ltd	Singapore
BT Opera Trading S.A.	Paris
BT Sable, L.L.C.	Wilmington
BT Vordertaunus Verwaltungs- und Beteiligungsgesellschaft mbH	Eschborn
BTAS Cayman GP	George Town
BTD Nominees Pty Limited	Sydney
BTVR Investments No. 1 Limited	St. Helier
Buxtal Pty. Limited	Sydney
C. J. Lawrence Inc.	Wilmington
CAM Initiator Treuhand GmbH & Co. KG	Cologne
CAM PE Verwaltungs GmbH & Co. KG	Cologne
CAM Private Equity Nominee GmbH & Co. KG	Cologne
CAM Private Equity Verwaltungs-GmbH	Cologne
3160343 Canada Inc.	Toronto
Caneel Bay Holding Corp.	Chicago
Cape Acquisition Corp.	Wilmington
CapeSuccess Inc.	Wilmington
CapeSuccess LLC	Wilmington
Cardales UK Limited	London
Career Blazers Consulting Services, Inc.	Albany
Career Blazers Contingency Professionals, Inc.	Albany
Career Blazers Learning Center of Los Angeles, Inc.	Los Angeles
Career Blazers LLC	Wilmington
Career Blazers Management Company, Inc.	Albany
Career Blazers New York, Inc.	Albany
Career Blazers of Ontario Inc.	London, Ontario
Career Blazers Personnel Services of Washington, D.C., Inc.	Washington D.C.
Career Blazers Personnel Services, Inc.	Albany
Career Blazers Service Company, Inc.	Wilmington
Caribbean Resort Holdings, Inc.	New York
Cashforce International Credit Support B.V.	Rotterdam
Castlewood Expansion Partners, L.P.	Wilmington
Castor LLC	Wilmington
Cathay Advisory (Beijing) Company Ltd	Beijing
Cathay Asset Management Company Limited	Port Louis
Cathay Capital Company (No 2) Limited	Port Louis
CBI NY Training, Inc.	Albany
Centennial River 1 Inc.	Denver
Centennial River 2 Inc.	Austin
Centennial River Acquisition I Corporation	Wilmington
Centennial River Acquisition II Corporation	Wilmington
Centennial River Corporation	Wilmington
Channel Nominees Limited (in members’ voluntary liquidation)	London
Cinda - DB NPL Securitization Trust 2003-1	Wilmington
CITAN Beteiligungsgesellschaft mbH	Frankfurt
Civic Investments Limited	St. Helier
Consumo Finance S.p.A.	Milan
Coronus L.P.	St. Helier
CREDA Objektanlage- und verwaltungsgesellschaft mbH	Bonn
CTXL Achtzehnte Vermögensverwaltung GmbH	Munich
Cyrus J. Lawrence Capital Holdings, Inc.	Wilmington
D B Rail Holdings (UK) No. 1 Limited	London
D F Japan Godo Kaisha	Tokyo
D&M Turnaround Partners Godo Kaisha	Tokyo
D.B. International Delaware, Inc.	Wilmington
DAHOC (UK) Limited	London
DAHOC Beteiligungsgesellschaft mbH	Frankfurt

List of subsidiaries as of December 31, 2013	Domicile
DB (Gibraltar) Holdings Limited	Gibraltar
DB (Malaysia) Nominee (Asing) Sdn. Bhd.	Kuala Lumpur
DB (Malaysia) Nominee (Tempatan) Sdn. Bhd.	Kuala Lumpur
DB (Pacific) Limited	Wilmington
DB (Pacific) Limited, New York	New York
DB (Tip Top) Limited Partnership	Toronto
DB Abalone LLC	Wilmington
DB Alex. Brown Holdings Incorporated	Wilmington
DB Alps Corporation	Wilmington
DB Alternative Trading Inc.	Wilmington
DB Aotearoa Investments Limited	George Town
DB Beteiligungs-Holding GmbH	Frankfurt
DB Bluebell Investments (Cayman) Partnership	George Town
DB Boracay LLC	Wilmington
DB Broker GmbH	Frankfurt
DB Canada GIPF -I Corp.	Calgary
DB CAPAM GmbH	Cologne
DB Capital Management, Inc.	Wilmington
DB Capital Markets (Deutschland) GmbH	Frankfurt
DB Capital Markets Asset Management Holding GmbH	Frankfurt
DB Capital Partners (Asia), L.P.	George Town
DB Capital Partners (Europe) 2000 - A Founder Partner LP	Wilmington
DB Capital Partners (Europe) 2000 - B Founder Partner LP	Wilmington
DB Capital Partners Asia G.P. Limited	George Town
DB Capital Partners Europe 2002 Founder Partner LP	Wilmington
DB Capital Partners General Partner Limited	London
DB Capital Partners Latin America, G.P. Limited	George Town
DB Capital Partners, Inc.	Wilmington
DB Capital Partners, Latin America, L.P.	George Town
DB Capital, Inc.	Wilmington
DB Cartera de Inmuebles 1, S.A.U.	Pozuelo de Alarcón
DB Chestnut Holdings Limited	George Town
DB Commodities Canada Ltd.	Toronto
DB Commodity Services LLC	Wilmington
DB Consortium S. Cons. a r.l. in liquidazione	Milan
DB Consorzio S. Cons. a r. l.	Milan
DB Corporate Advisory (Malaysia) Sdn. Bhd.	Kuala Lumpur
DB Crest Limited	St. Helier
DB Delaware Holdings (Europe) LLC	Wilmington
DB Delaware Holdings (UK) Limited	London
DB Depositor Inc.	Wilmington
DB Energy Commodities Limited	London
DB Energy Trading LLC	Wilmington
DB Enfield Infrastructure Holdings Limited	St. Helier
DB Enfield Infrastructure Investments Limited	St. Helier
DB Enterprise GmbH	Luetzen-Gostau
DB Enterprise GmbH & Co. Zweite Beteiligungs KG	Luetzen-Gostau
DB Equipment Leasing, Inc.	New York
DB Equity Limited	London
DB Equity S.à r.l.	Luxembourg
DB Fillmore Lender Corp.	Wilmington
DB Finance (Delaware), LLC	Wilmington
DB Finance International GmbH	Eschborn
DB Finanz-Holding GmbH	Frankfurt
DB Fund Services LLC	Wilmington
DB Funding LLC #4	Wilmington
DB Funding LLC #5	Wilmington
DB Funding LLC #6	Wilmington
DB Global Technology SRL	Bucharest
DB Global Technology, Inc.	Wilmington
DB Group Services (UK) Limited	London
DB Holdings (New York), Inc.	New York
DB Holdings (South America) Limited	Wilmington
DB HR Solutions GmbH	Eschborn
DB iCON Investments Limited	London
DB Impact Investment Fund I, L.P.	Edinburgh
DB Industrial Holdings Beteiligungs GmbH & Co. KG	Luetzen-Gostau
DB Industrial Holdings GmbH	Luetzen-Gostau
DB Infrastructure Holdings (UK) No.3 Limited	London

List of subsidiaries as of December 31, 2013	Domicile
DB Intermezzo LLC	Wilmington
DB International (Asia) Limited	Singapore
DB International Investments Limited	London
DB International Trust (Singapore) Limited	Singapore
DB Investment Management, Inc.	Wilmington
DB Investment Managers, Inc.	Wilmington
DB Investment Partners, Inc.	Wilmington
DB Investment Services GmbH	Frankfurt
DB Investment Services Holding GmbH	Frankfurt
DB Investments (GB) Limited	London
DB IROC Leasing Corp.	New York
DB Jasmine (Cayman) Limited	George Town
DB Kredit Service GmbH	Berlin
DB Leasing Services GmbH	Frankfurt
DB Management Support GmbH	Frankfurt
DB Managers, LLC	West Trenton
DB Mortgage Investment Inc.	Baltimore
DB Nexus American Investments (UK) Limited	London
DB Nexus Iberian Investments (UK) Limited	London
DB Nexus Investments (UK) Limited	London
DB Nominees (Hong Kong) Limited	Hong Kong
DB Nominees (Singapore) Pte Ltd	Singapore
DB Omega Ltd.	George Town
DB Omega S.C.S.	Luxembourg
DB Operaciones y Servicios Interactivos, A.I.E.	Barcelona
DB Overseas Finance Delaware, Inc.	Wilmington
DB Overseas Holdings Limited	London
DB Partnership Management II, LLC	Wilmington
DB Partnership Management Ltd.	Wilmington
DB PEP V	Luxembourg
DB PEP V GmbH & Co. KG	Cologne
DB Platinum Advisors	Luxembourg
DB Portfolio Southwest, Inc.	Houston
DB Print GmbH	Frankfurt
DB Private Clients Corp.	Wilmington
DB Private Equity GmbH	Cologne
DB Private Equity International S.à r.l.	Luxembourg
DB Private Equity Treuhand GmbH	Cologne
DB Private Wealth Mortgage Ltd.	New York
DB PWM Collective Management Limited	Liverpool
DB PWM Private Markets I GP	Luxembourg
DB Rail Trading (UK) Limited	London
DB Re S.A.	Luxembourg
DB Real Estate Canadainvest 1 Inc.	Toronto
DB Risk Center GmbH	Berlin
DB RMS Leasing (Cayman) L.P.	George Town
DB Road (UK) Limited	George Town
DB Samay Finance No. 2, Inc.	Wilmington
DB Securities S.A.	Warsaw
DB Securities Services NJ Inc.	New York
DB Service Centre Limited	Dublin
DB Service Uruguay S.A.	Montevideo
DB Services Americas, Inc.	Wilmington
DB Services New Jersey, Inc.	West Trenton
DB Servicios México, S.A. de C.V.	Mexico City
DB Servizi Amministrativi S.r.l.	Milan
DB Strategic Advisors, Inc.	Makati City
DB Structured Derivative Products, LLC	Wilmington
DB Structured Products, Inc.	Wilmington
DB Trips Investments Limited	George Town
DB Trust Company Limited Japan	Tokyo
DB Trustee Services Limited	London
DB Trustees (Hong Kong) Limited	Hong Kong
DB U.K. Nominees Limited (in members’ voluntary liquidation)	London
DB U.S. Financial Markets Holding Corporation	Wilmington
DB UK Australia Finance Limited	George Town
DB UK Australia Holdings Limited	London
DB UK Bank Limited	London
DB UK Holdings Limited	London

List of subsidiaries as of December 31, 2013	Domicile
DB UK PCAM Holdings Limited	London
DB Valoren S.à r.l.	Luxembourg
DB Value S.à r.l.	Luxembourg
DB Vanquish (UK) Limited	London
DB Vantage (UK) Limited	London
DB Vantage No.2 (UK) Limited	London
DB Vita S.A.	Luxembourg
db x-trackers Holdings (Proprietary) Limited	Johannesburg
DBAB Wall Street, LLC	Wilmington
DBAH Capital, LLC	Wilmington
DBAS Cayman Holdings 2 Limited	George Town
DBC Continuance Inc.	Toronto
DBCCA Investment Partners, Inc.	Wilmington
DBCIBZ1	George Town
DBCIBZ2	George Town
DBD Pilgrim America Corp.	Wilmington
DBFIC, Inc.	Wilmington
DBG Vermögensverwaltungsgesellschaft mbH	Frankfurt
DBIGB Finance (No. 2) Limited (in members’ voluntary liquidation)	London
DBNY Brazil Invest Co.	Wilmington
DBNZ Overseas Investments (No.1) Limited	George Town
DBOI Global Services (UK) Limited	London
DBOI Global Services Private Limited	Mumbai
DBR Investments Co. Limited	George Town
DBRE Global Real Estate Management IA, Ltd.	George Town
DBRE Global Real Estate Management IB, Ltd.	George Town
DBRMSGP1	George Town
DBRMSGP2	George Town
DBS Technology Ventures, L.L.C.	Wilmington
DBUKH Finance Limited (in members’ voluntary liquidation)	London
DBUSBZ1, LLC	Wilmington
DBUSBZ2, LLC	Wilmington
DBVR Investments No. 3 Ltd.	Wilmington
DBX Advisors LLC	Wilmington
DBX Strategic Advisors LLC	Wilmington
dbX-Asian Long/Short Equity 3 Fund	St. Helier
dbX-Commodity 1 Fund	St. Helier
dbX-Convertible Arbitrage 11 Fund	St. Helier
dbX-Convertible Arbitrage 13 Fund	St. Helier
dbX-Credit 2 Fund	St. Helier
dbX-Credit 3 Fund	St. Helier
dbX-CTA 11 Fund	St. Helier
dbX-CTA 14 Fund	St. Helier
dbX-CTA 16 Fund	St. Helier
dbX-CTA 17B_37 Fund	St. Helier
dbX-CTA 18 Fund	St. Helier
dbX-CTA 19 Fund	St. Helier
dbX-CTA 2 Fund	St. Helier
dbX-CTA 7 Fund	St. Helier
dbX-CTA 9 Fund	St. Helier
dbX-European Long/Short Equity 7 Fund	St. Helier
dbX-Event Driven 1 Fund	St. Helier
dbX-Global Long/Short Equity 10 (Sabre)	St. Helier
dbX-Global Long/Short Equity 8 (Pyramis)	St. Helier
dbX-Global Long/Short Equity 9 Fund	St. Helier
dbX-Global Macro 9 Fund	St. Helier
dbX-High Yield 1 Fund	St. Helier
dbX-Japan Long/Short Equity 4 (AlphaGen Hokuto)	St. Helier
dbX-Risk Arbitrage 1 Fund	St. Helier
dbX-Risk Arbitrage 10 Fund	St. Helier
dbX-Risk Arbitrage 6 Fund	St. Helier
dbX-Risk Arbitrage 9 Fund	St. Helier
dbX-US Long/Short Equity 13 Fund	St. Helier
dbX-US Long/Short Equity 9 Fund	St. Helier
DCAPF Pte. Ltd.	Singapore
De Meng Innovative (Beijing) Consulting Company Limited	Beijing
DeAM Infrastructure Limited	London
DeAWM Fixed Maturity	Luxembourg
DEBEKO Immobilien GmbH & Co Grundbesitz OHG	Eschborn

List of subsidiaries as of December 31, 2013	Domicile
DEE Deutsche Erneuerbare Energien GmbH	Duesseldorf
DEGRU Erste Beteiligungsgesellschaft mbH	Eschborn
Delowrezham de México S. de R.L. de C.V.	Mexico City
DEUFRAN Beteiligungs GmbH	Frankfurt
DEUKONA Versicherungs-Vermittlungs-GmbH	Frankfurt
Deutsche (Aotearoa) Capital Holdings New Zealand	Auckland
Deutsche (Aotearoa) Foreign Investments New Zealand	Auckland
Deutsche (New Munster) Holdings New Zealand Limited	Auckland
Deutsche Aeolia Power Production S.A.	Athens
Deutsche Alt-A Securities, Inc.	Wilmington
Deutsche Alternative Asset Management (Global) Limited	London
Deutsche Alternative Asset Management (UK) Limited	London
Deutsche Asia Pacific Finance, Inc.	Wilmington
Deutsche Asia Pacific Holdings Pte Ltd	Singapore
Deutsche Asset & Wealth Management International GmbH	Frankfurt
Deutsche Asset & Wealth Management Investment GmbH	Frankfurt
Deutsche Asset Management (Asia) Limited	Singapore
Deutsche Asset Management (Hong Kong) Limited	Hong Kong
Deutsche Asset Management (India) Private Limited	Mumbai
Deutsche Asset Management (Japan) Limited	Tokyo
Deutsche Asset Management (Korea) Company Limited	Seoul
Deutsche Asset Management (UK) Limited	London
Deutsche Asset Management Canada Limited	Toronto
Deutsche Asset Management Group Limited	London
Deutsche Asset Management Schweiz	Zurich
Deutsche Auskunftei Service GmbH	Hamburg
Deutsche Australia Limited	Sydney
Deutsche Bank (Cayman) Limited	George Town
DEUTSCHE BANK (CHILE) S.A.	Santiago
Deutsche Bank (China) Co., Ltd.	Beijing
Deutsche Bank (Malaysia) Berhad	Kuala Lumpur
Deutsche Bank (Malta) Ltd	St. Julians
Deutsche Bank (Mauritius) Limited	Port Louis
Deutsche Bank (Perú) S.A.	Lima
Deutsche Bank (Suisse) SA	Geneva
Deutsche Bank (Uruguay) Sociedad Anónima Institución Financiera Externa	Montevideo
DEUTSCHE BANK A.S.	Istanbul
Deutsche Bank Americas Finance LLC	Wilmington
Deutsche Bank Americas Holding Corp.	Wilmington
Deutsche Bank Bauspar-Aktiengesellschaft	Frankfurt
Deutsche Bank Capital Markets S.r.l.	Milan
Deutsche Bank Corretora de Valores S.A.	Sao Paulo
Deutsche Bank Europe GmbH	Frankfurt
Deutsche Bank Financial Inc.	Wilmington
Deutsche Bank Financial LLC	Wilmington
Deutsche Bank Holdings, Inc.	Wilmington
Deutsche Bank Insurance Agency Incorporated	Baltimore
Deutsche Bank Insurance Agency of Delaware	Wilmington
Deutsche Bank International Limited	St. Helier
Deutsche Bank International Trust Co. (Cayman) Limited	George Town
Deutsche Bank International Trust Co. Limited	St. Peter Port
Deutsche Bank Investments (Guernsey) Limited	St. Peter Port
Deutsche Bank Luxembourg S.A.	Luxembourg
Deutsche Bank Mutui S.p.A.	Milan
Deutsche Bank México, S.A., Institución de Banca Múltiple	Mexico City
Deutsche Bank National Trust Company	Los Angeles
Deutsche Bank Nederland N.V.	Amsterdam
Deutsche Bank Nominees (Jersey) Limited	St. Helier
Deutsche Bank PBC Spólka Akcyjna	Warsaw
Deutsche Bank Polska Spólka Akcyjna	Warsaw
Deutsche Bank Privat- und Geschäftskunden Aktiengesellschaft	Frankfurt
Deutsche Bank Real Estate (Japan) Y.K.	Tokyo
Deutsche Bank Realty Advisors, Inc.	New York
Deutsche Bank S.A.	Buenos Aires
Deutsche Bank S.A. - Banco Alemão	Sao Paulo
Deutsche Bank Securities Inc.	Wilmington
Deutsche Bank Securities Limited	Toronto
Deutsche Bank Services (Jersey) Limited	St. Helier
Deutsche Bank Società per Azioni	Milan

List of subsidiaries as of December 31, 2013	Domicile
Deutsche Bank Trust Company Americas	New York
Deutsche Bank Trust Company Delaware	Wilmington
Deutsche Bank Trust Company New Jersey Ltd.	Jersey City
Deutsche Bank Trust Company, National Association	New York
Deutsche Bank Trust Corporation	New York
Deutsche Bank Trustee Services (Guernsey) Limited	St. Peter Port
Deutsche Bank Österreich AG	Vienna
Deutsche Bank, Sociedad Anónima Española	Madrid
Deutsche Capital Finance (2000) Limited	George Town
Deutsche Capital Hong Kong Limited	Hong Kong
Deutsche Capital Markets Australia Limited	Sydney
Deutsche Capital Partners China Limited	George Town
Deutsche Cayman Ltd.	George Town
Deutsche CIB Centre Private Limited	Mumbai
Deutsche Climate Change Fixed Income QP Trust	Salem
Deutsche Clubholding GmbH	Frankfurt
Deutsche Commodities Trading Co., Ltd.	Shanghai
Deutsche Custody Global B.V.	Amsterdam
Deutsche Custody N.V.	Amsterdam
Deutsche Custody Nederland B.V.	Amsterdam
Deutsche Domus New Zealand Limited	Auckland
Deutsche Emerging Markets Investments (Netherlands) B.V.	Amsterdam
Deutsche Equities India Private Limited	Mumbai
Deutsche Far Eastern Asset Management Company Limited	Taipei
Deutsche Fiduciary Services (Suisse) SA	Geneva
Deutsche Finance Co 1 Pty Limited	Sydney
Deutsche Finance Co 2 Pty Limited	Sydney
Deutsche Finance Co 3 Pty Limited	Sydney
Deutsche Finance Co 4 Pty Limited	Sydney
Deutsche Finance No. 2 (UK) Limited	London
Deutsche Finance No. 2 Limited	George Town
Deutsche Finance No. 4 (UK) Limited	London
Deutsche Foras New Zealand Limited	Auckland
Deutsche Friedland	Paris
Deutsche Futures Singapore Pte Ltd	Singapore
Deutsche Gesellschaft für Immobilien-Leasing mit beschränkter Haftung	Duesseldorf
Deutsche Global Markets Limited	Tel Aviv
Deutsche Group Holdings (SA) (Proprietary) Limited	Johannesburg
Deutsche Group Services Pty Limited	Sydney
Deutsche Grundbesitz Beteiligungsgesellschaft mbH	Eschborn
Deutsche Grundbesitz-Anlagegesellschaft mbH & Co Löwenstein Palais	Frankfurt
Deutsche Grundbesitz-Anlagegesellschaft mit beschränkter Haftung	Frankfurt
Deutsche Haussmann, S.à r.l.	Luxembourg
Deutsche Holdings (BTI) Limited	London
Deutsche Holdings (Luxembourg) S.à r.l.	Luxembourg
Deutsche Holdings (Malta) Ltd.	St. Julians
Deutsche Holdings (SA) (Proprietary) Limited	Johannesburg
Deutsche Holdings Limited	London
Deutsche Holdings No. 2 Limited	London
Deutsche Holdings No. 3 Limited	London
Deutsche Holdings No. 4 Limited	London
Deutsche Immobilien Leasing GmbH	Duesseldorf
Deutsche India Holdings Private Limited	Mumbai
Deutsche International Corporate Services (Delaware) LLC	Wilmington
Deutsche International Corporate Services (Ireland) Limited	Dublin
Deutsche International Corporate Services Limited	St. Helier
Deutsche International Custodial Services Limited	St. Helier
Deutsche International Finance (Ireland) Limited	Dublin
Deutsche International Trust Company N.V.	Amsterdam
Deutsche International Trust Corporation (Mauritius) Limited	Port Louis
Deutsche Inversiones Dos S.A.	Santiago
Deutsche Inversiones Limitada	Santiago
Deutsche Investment Management Americas Inc.	Wilmington
Deutsche Investments (Netherlands) N.V.	Amsterdam
Deutsche Investments Australia Limited	Sydney
Deutsche Investments India Private Limited	Mumbai
Deutsche Investor Services Private Limited	Mumbai
Deutsche IT License GmbH	Eschborn
Deutsche Knowledge Services Pte. Ltd.	Singapore

List of subsidiaries as of December 31, 2013	Domicile
Deutsche Long Duration Government/Credit QP Trust	Salem
Deutsche Managed Investments Limited	Sydney
Deutsche Mandatos S.A.	Buenos Aires
Deutsche Master Funding Corporation	Wilmington
Deutsche Morgan Grenfell Group Public Limited Company	London
Deutsche Morgan Grenfell Nominees Pte Ltd	Singapore
Deutsche Mortgage & Asset Receiving Corporation	Wilmington
Deutsche Mortgage Securities, Inc.	Wilmington
Deutsche New Zealand Limited	Auckland
Deutsche Nominees Limited	London
Deutsche Oppenheim Family Office AG	Grasbrunn
Deutsche Overseas Issuance New Zealand Limited	Auckland
Deutsche Postbank AG	Bonn
Deutsche Postbank Finance Center Objekt GmbH	Schuttrange
Deutsche Postbank International S.A.	Schuttrange
Deutsche Private Asset Management Limited	London
Deutsche Securities (India) Private Limited	New Delhi
Deutsche Securities (Perú) S.A.	Lima
Deutsche Securities (Proprietary) Limited	Johannesburg
Deutsche Securities (SA) (Proprietary) Limited	Johannesburg
Deutsche Securities Asia Limited	Hong Kong
Deutsche Securities Australia Limited	Sydney
Deutsche Securities Corredores de Bolsa Spa	Santiago
Deutsche Securities Inc.	Tokyo
Deutsche Securities Israel Ltd.	Tel Aviv
Deutsche Securities Korea Co.	Seoul
Deutsche Securities Limited	Hong Kong
Deutsche Securities Mauritius Limited	Port Louis
Deutsche Securities Menkul Degerler A.S.	Istanbul
Deutsche Securities New Zealand Limited	Auckland
Deutsche Securities Saudi Arabia LLC	Riyadh
Deutsche Securities Sociedad de Bolsa S.A.	Buenos Aires
Deutsche Securities Venezuela S.A.	Caracas
Deutsche Securities, S.A. de C.V., Casa de Bolsa	Mexico City
Deutsche Securitisation Australia Pty Limited	Sydney
Deutsche StiftungsTrust GmbH	Frankfurt
Deutsche Transnational Trustee Corporation Inc	Charlottetown
Deutsche Trustee Company Limited	London
Deutsche Trustee Services (India) Private Limited	Mumbai
Deutsche Trustees Malaysia Berhad	Kuala Lumpur
Deutsche Ultra Core Fixed Income QP Trust	Salem
Deutsches Institut für Altersvorsorge GmbH	Frankfurt
DFC Residual Corp.	Carson City
DI Deutsche Immobilien Baugesellschaft mbH	Frankfurt
DI Deutsche Immobilien Treuhandgesellschaft mbH	Frankfurt
DIB-Consult Deutsche Immobilien- und Beteiligungs-Beratungsgesellschaft mbH	Duesseldorf
DIL Financial Services GmbH & Co. KG	Duesseldorf
DISCA Beteiligungsgesellschaft mbH	Duesseldorf
DIV Holding GmbH	Luetzen-Gostau
DMG Technology Management, L.L.C.	Wilmington
DMJV	New York
DNU Nominees Pty Limited	Sydney
Drolla GmbH	Frankfurt
DSL Portfolio GmbH & Co. KG	Bonn
DSL Portfolio Verwaltungs GmbH	Bonn
DTS Nominees Pty Limited	Sydney
DWS Holding & Service GmbH	Frankfurt
DWS Investment S.A.	Luxembourg
DWS Investments (Spain), S.G.I.I.C., S.A.	Madrid
DWS Investments Distributors, Inc.	Wilmington
DWS Investments Service Company	Wilmington
DWS RREEF Real Estate Securities Income Fund	New York
DWS Trust Company	Salem
easyhyp GmbH	Hameln
EC EUROPA IMMOBILIEN FONDS NR. 3 GmbH & CO. KG	Hamburg
EDORA Funding GmbH	Frankfurt
Elba Finance GmbH	Eschborn
ELBI Funding GmbH	Frankfurt
ELDO ACHTE Vermögensverwaltungs GmbH	Eschborn

List of subsidiaries as of December 31, 2013	Domicile
ELDO ERSTE Vermögensverwaltungs GmbH	Eschborn
Elizabethan Holdings Limited	George Town
Elizabethan Management Limited	George Town
Equipment Management Services LLC	Wilmington
Estate Holdings, Inc.	St. Thomas
Evergreen Amsterdam Holdings B.V.	Amsterdam
Evergreen International Holdings B.V.	Amsterdam
Evergreen International Investments B.V.	Amsterdam
Evergreen International Leasing B.V.	Amsterdam
Exinor SA	Bastogne
EXTOREL Private Equity Advisers GmbH	Cologne
FARAMIR Beteiligungs- und Verwaltungs GmbH	Cologne
Farezco I, S. de R.L. de C.V.	Mexico City
Farezco II, S. de R.L. de C.V.	Mexico City
Fenix Administración de Activos S. de R.L. de C.V.	Mexico City
Fenix Mercury 1 S. de R.L. de C.V.	Mexico City
Fiduciaria Sant’ Andrea S.r.L.	Milan
Filaine, Inc.	Wilmington
Finanza & Futuro Banca SpA	Milan
Firstee Investments LLC	Wilmington
Fondo de Inversión Privado NPL Fund Two	Santiago
FRANKFURT CONSULT GmbH	Frankfurt
Frankfurt Family Office GmbH	Frankfurt
Frankfurt Finanz-Software GmbH	Frankfurt
FRANKFURT-TRUST Invest Luxemburg AG	Luxembourg
FRANKFURT-TRUST Investment-Gesellschaft mit beschränkter Haftung	Frankfurt
Frankfurter Beteiligungs-Treuhand Gesellschaft mit beschränkter Haftung	Frankfurt
Frankfurter Vermögens-Treuhand Gesellschaft mit beschränkter Haftung	Frankfurt
Franz Urbig- und Oscar Schlitter-Stiftung Gesellschaft mit beschränkter Haftung	Frankfurt
Funds Nominees Limited (in members’ voluntary liquidation)	London
Fünfte SAB Treuhand und Verwaltung GmbH & Co. Suhl “Rimbachzentrum” KG	Bad Homburg
G Finance Holding Corp.	Wilmington
GbR Goethestraße	Cologne
Gemini Technology Services Inc.	Wilmington
German Access LLP	London
German American Capital Corporation	Baltimore
Global Commercial Real Estate Special Opportunities Limited	St. Helier
Greenwood Properties Corp.	New York
Grundstücksgesellschaft Frankfurt Bockenheimer Landstraße GbR	Troisdorf
Grundstücksgesellschaft Köln-Ossendorf VI mbH	Cologne
Grundstücksgesellschaft Wiesbaden Luisenstraße/Kirchgasse GbR	Troisdorf
Gulara Pty Ltd	Sydney
GUO Mao International Hotels B.V.	Amsterdam
Hac Investments Ltd.	Wilmington
HAC Investments Portugal - Servicos de Consultadoria e Gestao Ltda.	Lisbon
Hakkeijima Godo Kaisha	Tokyo
Herengracht Financial Services B.V.	Amsterdam
HTB Spezial GmbH & Co. KG	Cologne
Hudson GmbH	Eschborn
Hypotheken-Verwaltungs-Gesellschaft mbH	Frankfurt
IC Chicago Associates LLC	Wilmington
IFN Finance N.V.	Antwerp
IKARIA Beteiligungs- und Verwaltungsgesellschaft mbH	Cologne
Imodan Limited	Port Louis
Industrie-Beteiligungs-Gesellschaft mit beschränkter Haftung	Frankfurt
International Operator Limited (in members’ voluntary liquidation)	London
IOS Finance EFC, S.A.	Barcelona
ISTRON Beteiligungs- und Verwaltungs-GmbH	Cologne
IVAF I Manager, S.à r.l.	Luxembourg
IVAF II Manager, S.à r.l.	Luxembourg
Izumo Capital YK	Tokyo
JADE Residential Property AG	Eschborn
JR Nominees (Proprietary) Limited	Johannesburg
Jyogashima Godo Kaisha	Tokyo
KEBA Gesellschaft für interne Services mbH	Frankfurt
KHP Knüppe, Huntebrinker & Co. GmbH	Osnabrueck
Kidson Pte Ltd	Singapore
Kingfisher (Ontario) LP	Toronto
Kingfisher Holdings I (Nova Scotia) ULC	Halifax

List of subsidiaries as of December 31, 2013	Domicile
Kingfisher Holdings II (Nova Scotia) ULC	Halifax
Kingfisher Nominees Limited	Auckland
Klöckner Industriebeteiligungsgesellschaft mbH	Frankfurt
Konsul Inkasso GmbH	Essen
Kradavimd UK Lease Holdings Limited	London
Kunshan RREEF Equity Investment Fund Management Co. Ltd.	Kunshan
LA Water Holdings Limited	George Town
Lammermuir Leasing Limited	London
LAWL Pte. Ltd.	Singapore
Leasing Verwaltungsgesellschaft Waltersdorf mbH	Schoenefeld
Legacy Reinsurance, LLC	Burlington
Liegenschaft Hainstraße GbR	Frankfurt
Long-Tail Risk Insurers, Ltd.	Hamilton
Luxembourg Family Office S.A.	Luxembourg
LWC Nominees Limited	Auckland
MAC Investments Ltd.	George Town
Maher 1210 Corbin LLC	Wilmington
Maher Chassis Management LLC	Wilmington
Maher Terminals Holding Corp.	Toronto
Maher Terminals LLC	Wilmington
Maher Terminals Logistics Systems LLC	Wilmington
Maher Terminals USA, LLC	Wilmington
Maritime Indemnity Insurance Co. Ltd.	Hamilton
Maxblue Americas Holdings, S.A.	Madrid
Mayfair Center, Inc.	Wilmington
MEF I Manager, S.à r.l.	Luxembourg
MEFIS Beteiligungsgesellschaft mbH	Frankfurt
MHL Reinsurance Ltd.	Burlington
MIT Holdings, Inc.	Baltimore
“modernes Frankfurt” private Gesellschaft für Stadtentwicklung mbH i.L.	Frankfurt
Morgan Grenfell & Co. Limited (in members’ voluntary liquidation)	London
Morgan Grenfell Development Capital Holdings Limited (in members’ voluntary liquidation)	London
Morgan Nominees Limited (in members’ voluntary liquidation)	London
Mortgage Trading (UK) Limited	London
MortgageIT Securities Corp.	Wilmington
MortgageIT, Inc.	New York
Mountain Recovery Fund I Y.K.	Tokyo
MRF2 Y.K.	Tokyo
MXB U.S.A., Inc.	Wilmington
Navegator - SGFTC, S.A.	Lisbon
NCKR, LLC	Wilmington
NEPTUNO Verwaltungs- und Treuhand-Gesellschaft mit beschränkter Haftung	Cologne
Nevada Mezz 1 LLC	Wilmington
Nevada Parent 1 LLC	Wilmington
Nevada Property 1 LLC	Wilmington
Nevada Restaurant Venture 1 LLC	Wilmington
Nevada Retail Venture 1 LLC	Wilmington
NIDDA Grundstücks- und Beteiligungs-Gesellschaft mit beschränkter Haftung	Frankfurt
Nordwestdeutscher Wohnungsbauträger Gesellschaft mit beschränkter Haftung	Frankfurt
norisbank GmbH	Berlin
North American Income Fund PLC	Dublin
Novelties Distribution LLC	Wilmington
O.F. Finance, LLC	Wilmington
Office Grundstücksverwaltungsgesellschaft mbH	Frankfurt
OOO “Deutsche Bank”	Moscow
OPB Verwaltungs- und Beteiligungs-GmbH	Cologne
OPB Verwaltungs- und Treuhand GmbH	Cologne
OPB-Holding GmbH	Cologne
OPB-Nona GmbH	Frankfurt
OPB-Oktava GmbH	Cologne
OPB-Quarta GmbH	Cologne
OPB-Quinta GmbH	Cologne
OPB-Septima GmbH	Cologne
Oppenheim Asset Management Services S.à r.l.	Luxembourg
OPPENHEIM Beteiligungs-Treuhand GmbH	Cologne
OPPENHEIM Capital Advisory GmbH	Cologne
Oppenheim Eunomia GmbH	Cologne
OPPENHEIM Flottenfonds V GmbH & Co. KG	Cologne
Oppenheim Fonds Trust GmbH	Cologne

List of subsidiaries as of December 31, 2013	Domicile
OPPENHEIM Internet Fonds Manager GmbH i.L.	Cologne
Oppenheim Kapitalanlagegesellschaft mbH	Cologne
OPPENHEIM PRIVATE EQUITY Manager GmbH	Cologne
OPPENHEIM PRIVATE EQUITY Verwaltungsgesellschaft mbH	Cologne
OPS Nominees Pty Limited	Sydney
OVT Trust 1 GmbH	Cologne
OVV Beteiligungs GmbH	Cologne
PADUS Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
Pan Australian Nominees Pty Ltd	Sydney
PB (USA) Holdings, Inc.	Wilmington
PB Capital Corporation	Wilmington
PB Factoring GmbH	Bonn
PB Firmenkunden AG	Bonn
PB Sechste Beteiligungen GmbH	Bonn
PB Spezial-Investmentaktiengesellschaft mit Teilgesellschaftsvermögen	Bonn
PBC Banking Services GmbH	Frankfurt
PBC Carnegie, LLC	Wilmington
PBC Services GmbH der Deutschen Bank	Frankfurt
PEIF II (Manager) Limited	St. Helier
Pelleport Investors, Inc.	New York
Pembol Nominees Limited (in members’ voluntary liquidation)	London
Percy Limited	Gibraltar
PHARMA/wHEALTH Management Company S.A.	Luxembourg
Phoebus Investments LP	Wilmington
Pilgrim Financial Services LLP	Wilmington
Plantation Bay, Inc.	St. Thomas
Pollus L.P.	St. Helier
Polydeuce LLC	Wilmington
Portos N.V.	Amsterdam
Postbank Akademie und Service GmbH	Hameln
Postbank Beteiligungen GmbH	Bonn
Postbank Direkt GmbH	Bonn
Postbank Filial GmbH	Bonn
Postbank Filialvertrieb AG	Bonn
Postbank Finanzberatung AG	Hameln
Postbank Immobilien und Baumanagement GmbH	Bonn
Postbank Immobilien und Baumanagement GmbH & Co. Objekt Leipzig KG	Bonn
Postbank Leasing GmbH	Bonn
Postbank P.O.S. Transact GmbH	Eschborn
Postbank Service GmbH	Essen
Postbank Systems AG	Bonn
Postbank Versicherungsvermittlung GmbH	Bonn
Primelux Insurance S.A.	Luxembourg
Private Equity Asia Select Company III S.à r.l.	Luxembourg
Private Equity Global Select Company IV S.à r.l.	Luxembourg
Private Equity Global Select Company V S.à r.l.	Luxembourg
Private Equity Select Company S.à r.l.	Luxembourg
Private Financing Initiatives, S.L.	Barcelona
PS plus Portfolio Software + Consulting GmbH	Roedermark
PT. Deutsche Securities Indonesia	Jakarta
Public joint-stock company “Deutsche Bank DBU”	Kiev
Pyramid Ventures, Inc.	Wilmington
R.B.M. Nominees Pty Ltd	Sydney
registrar services GmbH	Eschborn
Regula Limited	Road Town
REIB Europe Investments Limited (in members’ voluntary liquidation)	London
REIB International Holdings Limited (in members’ voluntary liquidation)	London
Rimvalley Limited	Dublin
RMS Investments (Cayman)	George Town
RoCal, L.L.C.	Wilmington
RoCalwest, Inc.	Wilmington
RoPro U.S. Holding, Inc.	Wilmington
Route 28 Receivables, LLC	Wilmington
Royster Fund Management S.à r.l.	Luxembourg
RREEF America L.L.C.	Wilmington
RREEF China REIT Management Limited	Hong Kong
RREEF European Value Added I (G.P.) Limited	London
RREEF India Advisors Private Limited	Mumbai
RREEF Investment GmbH	Frankfurt

List of subsidiaries as of December 31, 2013	Domicile
RREEF Management GmbH	Frankfurt
RREEF Management L.L.C.	Wilmington
RREEF Shanghai Investment Consultancy Company	Shanghai
RREEF Spezial Invest GmbH	Frankfurt
RTS Nominees Pty Limited	Sydney
Rüd Blass Vermögensverwaltung AG in Liquidation	Zurich
SAB Real Estate Verwaltungs GmbH	Hameln
Sagamore Limited	London
SAGITA Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
Sajima Godo Kaisha	Tokyo
Sal. Oppenheim Alternative Investments GmbH	Cologne
Sal. Oppenheim Boulevard Konrad Adenauer S.à r.l.	Luxembourg
Sal. Oppenheim Corporate Finance North America Holding LLC	Wilmington
Sal. Oppenheim Global Invest GmbH	Cologne
Sal. Oppenheim jr. & Cie. AG & Co. Kommanditgesellschaft auf Aktien	Cologne
Sal. Oppenheim jr. & Cie. Beteiligungs GmbH	Cologne
Sal. Oppenheim jr. & Cie. Komplementär AG	Cologne
Sal. Oppenheim jr. & Cie. Luxembourg S.A.	Luxembourg
Sal. Oppenheim Private Equity Partners S.A.	Luxembourg
SALOMON OPPENHEIM GmbH i.L.	Cologne
SAPIO Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
Schiffsbetriebsgesellschaft Brunswik mit beschränkter Haftung	Hamburg
Service Company Four Limited	Hong Kong
Service Company Three Limited	Hong Kong
Sharps SP I LLC	Wilmington
Sherwood Properties Corp.	Wilmington
Shopready Limited (in members’ voluntary liquidation)	London
Silver Leaf 1 LLC	Wilmington
STC Capital YK	Tokyo
Structured Finance Americas, LLC	Wilmington
Sunbelt Rentals Exchange Inc.	Wilmington
Süddeutsche Vermögensverwaltung Gesellschaft mit beschränkter Haftung	Frankfurt
TAF 2 Y.K.	Tokyo
Tapeorder Limited (in members’ voluntary liquidation)	London
Taunus Corporation	Wilmington
Telefon-Servicegesellschaft der Deutschen Bank mbH	Frankfurt
TELO Beteiligungsgesellschaft mbH	Schoenefeld
Tempurrite Leasing Limited	London
Thai Asset Enforcement and Recovery Asset Management Company Limited	Bangkok
The World Markets Company GmbH i.L.	Frankfurt
Tilney (Ireland) Limited (in liquidation)	Dublin
Tilney Asset Management International Limited	St. Peter Port
Tilney Group Limited	Liverpool
Tilney Investment Management	Liverpool
TOKOS GmbH	Luetzen-Gostau
Treuinvest Service GmbH	Frankfurt
Trevona Limited	Road Town
Triplereason Limited	London
UDS Capital Y.K.	Tokyo
Urbistar Settlement Services, LLC	Harrisburg
US Real Estate Beteiligungs GmbH	Frankfurt
VCG Venture Capital Fonds III Verwaltungs GmbH	Munich
VCG Venture Capital Gesellschaft mbH	Munich
VCG Venture Capital Gesellschaft mbH & Co. Fonds III KG i.L.	Munich
VCG Venture Capital Gesellschaft mbH & Co. Fonds III Management KG	Munich
VCM MIP III GmbH & Co. KG	Cologne
VCM MIP IV GmbH & Co. KG	Cologne
VCM Treuhand Beteiligungsverwaltung GmbH	Cologne
VCP Treuhand Beteiligungsgesellschaft mbH	Cologne
VCP Verwaltungsgesellschaft mbH	Cologne
Vertriebsgesellschaft mbH der Deutschen Bank Privat- und Geschäftskunden	Berlin
Vesta Real Estate S.r.l.	Milan
VI Resort Holdings, Inc.	New York
VÖB-ZVD Processing GmbH	Frankfurt
Wealthspur Investment Company Limited	Labuan
WEPLA Beteiligungsgesellschaft mbH	Frankfurt
WERDA Beteiligungsgesellschaft mbH	Frankfurt
Whale Holdings S.à r.l.	Luxembourg
Wilmington Trust B6	Wilmington

List of subsidiaries as of December 31, 2013	Domicile
5000 Yonge Street Toronto Inc.	Toronto
Zürich - Swiss Value AG in Liquidation	Zurich

Affordable Housing I LLC	Wilmington
Aggregator Solutions Public Limited Company - Opportunities Fund 2012	Dublin
Allsar Inc.	Wilmington
Almutkirk Limited	Dublin
Andramad Limited	Dublin
Annapolis Funding Trust	Toronto
Apex Fleet Inc.	Wilmington
Aqueduct Capital S.à r.l.	Luxembourg
Argentina Capital Protected Investments Limited	George Town
Asia 1 Tokutei Mokuteki Kaisha	Tokyo
Asian Hybrid Investments LLP	Singapore
Aspen Funding Corp.	Charlotte
Asset Repackaging Trust Five B.V.	Amsterdam
Asset Repackaging Trust Six B.V.	Amsterdam
Atlas Investment Company 1 S.à r.l.	Luxembourg
Atlas Investment Company 2 S.à r.l.	Luxembourg
Atlas Investment Company 3 S.à r.l.	Luxembourg
Atlas Investment Company 4 S.à r.l.	Luxembourg
Atlas Portfolio Select SPC	George Town
Atlas SICAV - FIS	Luxembourg
Avizandum Limited	Dublin
Axia Insurance, Ltd.	Hamilton
Axiom Shelter Island LLC	San Diego
Azurix AGOSBA S.R.L.	Buenos Aires
Azurix Argentina Holding, Inc.	Wilmington
Azurix Buenos Aires S.A. (en liquidacion)	Buenos Aires
Azurix Cono Sur, Inc.	Wilmington
Azurix Corp.	Wilmington
Azurix Latin America, Inc.	Wilmington
BAL Servicing Corporation	Wilmington
Baltics Credit Solutions Latvia SIA	Riga
BHF Verwaltungs-GmbH	Frankfurt
Bleeker Investments Limited	Wilmington
BNP Paribas Flexi III - Fortis Bond Taiwan	Luxembourg
BOB Development SRL	Bucharest
BOC Real Property SRL	Bucharest
Bridge No.1 Pty Limited	Sydney
Broome Investments Limited	Wilmington
BT American Securities (Luxembourg), S.à r.l.	Luxembourg
Canadian Asset Acquisition Trust 2	Toronto
Canal New Orleans Holdings LLC	Dover
Canal New Orleans Hotel LLC	Wilmington
Canal New Orleans Mezz LLC	Dover
Capital Access Program Trust	Wilmington
Capital Solutions Exchange Inc.	Wilmington
Castlebay Asia Flexible Fund SICAV-FIS - Taiwan Bond Fund	Luxembourg
Cathay Capital (Labuan) Company Limited	Labuan
Cathay Capital Company Limited	Port Louis
Cathay Strategic Investment Company Limited	Hong Kong
Cathay Strategic Investment Company No. 2 Limited	George Town
Cayman Reference Fund Holdings Limited	George Town
Cedar Investment Co.	Wilmington
Cepangie Limited	Dublin
Charitable Luxembourg Four S.à r.l.	Luxembourg
Charitable Luxembourg Three S.à r.l.	Luxembourg
Charitable Luxembourg Two S.à r.l.	Luxembourg
Charlton (Delaware), Inc.	Wilmington
China Recovery Fund LLC	Wilmington
CLASS Limited	St. Helier
CNS Cayman Holdings One Limited (in voluntary liquidation)	George Town
Concept Fund Solutions Public Limited Company	Dublin
Coriolanus Limited	Dublin
COUNTS Trust Series 2007 - 3	Newark
Crystal CLO, Ltd.	George Town
Danube Properties S.à r.l.	Luxembourg
Dariconic Limited	Dublin

List of subsidiaries as of December 31, 2013	Domicile
Dawn-BV II LLC	Wilmington
Dawn-BV LLC	Wilmington
Dawn-BV-Helios LLC	Wilmington
Dawn-G II LLC	Wilmington
Dawn-G LLC	Wilmington
Dawn-G-Helios LLC	Wilmington
DB (Barbados) SRL	Christ Church
DB Aircraft Leasing Master Trust	Wilmington
DB Aircraft Leasing Master Trust II	Wilmington
DB Alternative Strategies Limited	George Town
DB Apex (Luxembourg) S.à r.l.	Luxembourg
DB Apex Finance Limited	St. Julians
DB Apex Management Capital S.C.S.	Luxembourg
DB Apex Management Income S.C.S.	Luxembourg
DB Apex Management Limited	George Town
DB Asia Pacific Holdings Limited	George Town
DB Aster II, LLC	Wilmington
DB Aster III, LLC	Wilmington
DB Aster, Inc.	Wilmington
DB Aster, LLC	Wilmington
DB Capital Investments S.à r.l.	Luxembourg
DB Chambers Limited	George Town
DB Clyde, LLC	Wilmington
DB Covered Bond S.r.l.	Conegliano
DB Credit Investments S.à r.l.	Luxembourg
DB Dawn, Inc.	Wilmington
DB Elara LLC	Wilmington
DB ESC Corporation	Wilmington
db ETC Index plc	St. Helier
db ETC plc	St. Helier
DB Galil Finance, Inc.	Wilmington
DB Ganymede 2006 L.P.	George Town
DB Global Markets Multi-Strategy Fund I Ltd.	George Town
DB Global Masters Multi-Strategy Trust	George Town
DB Global Masters Trust	George Town
DB Green Holdings Corp.	Wilmington
DB Green, Inc.	New York
DB Hawks Nest, Inc.	Wilmington
DB Horizon, Inc.	Wilmington
DB Hypernova LLC	Wilmington
DB Immobilienfonds 1 Wieland KG	Frankfurt
DB Immobilienfonds 2 GmbH & Co. KG	Frankfurt
DB Immobilienfonds 4 GmbH & Co. KG	Frankfurt
DB Immobilienfonds 5 Wieland KG	Frankfurt
DB Impact Investment (GP) Limited	London
DB Infrastructure Holdings (UK) No.1 Limited	London
DB Infrastructure Holdings (UK) No.2 Limited	London
DB Investment Resources (US) Corporation	Wilmington
DB Investment Resources Holdings Corp.	Wilmington
DB Io LP	Wilmington
DB Jasmine Holdings Limited	London
DB Lexington Investments Inc.	Wilmington
DB Like-Kind Exchange Services Corp.	Wilmington
DB Litigation Fee LLC	Wilmington
DB Master Fundo de Investimento em Direitos Creditórios Não-Padronizados de Precatórios Federais	Rio de Janeiro
DB Perry Investments Limited	Wilmington
DB Platinum	Luxembourg
DB Platinum II	Luxembourg
DB Platinum IV	Luxembourg
DB Portfolio Euro Liquidity	Luxembourg
DB Prevision 16, FP	Madrid
DB RC Investments I, LLC	Wilmington
DB Rivington Investments Limited	George Town
DB Safe Harbour Investment Projects Limited	London
DB STG Lux 3 S.à r.l.	Luxembourg
DB STG Lux 4 S.à r.l.	Luxembourg
DB Sylvester Funding Limited	George Town
DB Warren Investments Limited	George Town
db x-trackers	Luxembourg

List of subsidiaries as of December 31, 2013	Domicile
db x-trackers (Proprietary) Limited	Johannesburg
db x-trackers II	Luxembourg
dbInvestor Solutions Public Limited Company	Dublin
DBRMS4	George Town
DBX ETF Trust	Wilmington
De Heng Asset Management Company Limited	Beijing
DeAM Capital Protect 2014	Frankfurt
DeAM Capital Protect 2019	Frankfurt
DeAM Capital Protect 2024	Frankfurt
DeAM Capital Protect 2029	Frankfurt
DeAM Capital Protect 2034	Frankfurt
DeAM Capital Protect 2039	Frankfurt
DeAM Capital Protect 2044	Frankfurt
DeAM Capital Protect 2049	Frankfurt
Deco 17 - Pan Europe 7 Limited	Dublin
Deer River, L.P.	Wilmington
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-3	Wilmington
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA5	Wilmington
Deutsche Bank Capital Finance LLC I	Wilmington
Deutsche Bank Capital Finance Trust I	Wilmington
Deutsche Bank Capital Funding LLC I	Wilmington
Deutsche Bank Capital Funding LLC IV	Wilmington
Deutsche Bank Capital Funding LLC IX	Wilmington
Deutsche Bank Capital Funding LLC V	Wilmington
Deutsche Bank Capital Funding LLC VI	Wilmington
Deutsche Bank Capital Funding LLC VII	Wilmington
Deutsche Bank Capital Funding LLC VIII	Wilmington
Deutsche Bank Capital Funding LLC X	Wilmington
Deutsche Bank Capital Funding LLC XI	Wilmington
Deutsche Bank Capital Funding Trust I	Newark
Deutsche Bank Capital Funding Trust IV	Wilmington
Deutsche Bank Capital Funding Trust IX	Wilmington
Deutsche Bank Capital Funding Trust V	Wilmington
Deutsche Bank Capital Funding Trust VI	Wilmington
Deutsche Bank Capital Funding Trust VII	Wilmington
Deutsche Bank Capital Funding Trust VIII	Wilmington
Deutsche Bank Capital Funding Trust X	Wilmington
Deutsche Bank Capital Funding Trust XI	Wilmington
Deutsche Bank Capital LLC I	Wilmington
Deutsche Bank Capital LLC II	Wilmington
Deutsche Bank Capital LLC III	Wilmington
Deutsche Bank Capital LLC IV	Wilmington
Deutsche Bank Capital LLC V	Wilmington
Deutsche Bank Capital Trust I	Newark
Deutsche Bank Capital Trust II	Newark
Deutsche Bank Capital Trust III	Newark
Deutsche Bank Capital Trust IV	Newark
Deutsche Bank Capital Trust V	Newark
Deutsche Bank Contingent Capital LLC I	Wilmington
Deutsche Bank Contingent Capital LLC II	Wilmington
Deutsche Bank Contingent Capital LLC III	Wilmington
Deutsche Bank Contingent Capital LLC IV	Wilmington
Deutsche Bank Contingent Capital LLC V	Wilmington
Deutsche Bank Contingent Capital Trust I	Wilmington
Deutsche Bank Contingent Capital Trust II	Wilmington
Deutsche Bank Contingent Capital Trust III	Wilmington
Deutsche Bank Contingent Capital Trust IV	Wilmington
Deutsche Bank Contingent Capital Trust V	Wilmington
Deutsche Bank Luxembourg S.A. - Fiduciary Deposits	Luxembourg
Deutsche Bank Luxembourg S.A. - Fiduciary Note Programme	Luxembourg
Deutsche Bank SPEARs/LIFERs Trusts (DB Series)	Wilmington
Deutsche Colombia S.A.	Bogotá
Deutsche GUO Mao Investments (Netherlands) B.V.	Amsterdam
Deutsche Leasing New York Corp.	New York
Deutsche Mortgage Securities, Inc. Re-Remic Trust Certificates, Series 2007-RS3	New York
Deutsche Mortgage Securities, Inc. Re-Remic Trust Certificates, Series 2007-RS4	New York
Deutsche Mortgage Securities, Inc. Re-Remic Trust Certificates, Series 2007-RS5	New York
Deutsche Mortgage Securities, Inc. Re-Remic Trust Certificates, Series 2007-RS6	New York
Deutsche Mortgage Securities, Inc. Series 2009-RS4	Santa Ana

List of subsidiaries as of December 31, 2013	Domicile
Deutsche Postbank Funding LLC I	Wilmington
Deutsche Postbank Funding LLC II	Wilmington
Deutsche Postbank Funding LLC III	Wilmington
Deutsche Postbank Funding LLC IV	Wilmington
Deutsche Postbank Funding Trust I	Wilmington
Deutsche Postbank Funding Trust II	Wilmington
Deutsche Postbank Funding Trust III	Wilmington
Deutsche Postbank Funding Trust IV	Wilmington
Deutsche Services Polska Sp. z o.o.	Warsaw
DISKUS Einhundertachtundneunzigste Beteiligungs- und Verwaltungs-GmbH	Frankfurt
DJ Williston Swaps LLC	Wilmington
Dusk II, LLC	Wilmington
Dusk LLC	Wilmington
DWS (CH) - Pension Garant 2014	Zurich
DWS (CH) - Pension Garant 2017	Zurich
DWS China A-Fund	Luxembourg
DWS Dividende Garant 2016	Luxembourg
DWS FlexPension I	Luxembourg
DWS Funds Global Protect 90	Luxembourg
DWS Garant 80 FPI	Luxembourg
DWS Garant Top Dividende 2018	Luxembourg
DWS Global Protect 80	Luxembourg
DWS Institutional Money plus	Luxembourg
DWS Institutional OptiCash (EUR)	Luxembourg
DWS Institutional Rendite 2017	Luxembourg
DWS Institutional USD Money plus	Luxembourg
DWS Mauritius Company	Port Louis
DWS Megatrend Performance 2016	Luxembourg
DWS Performance Rainbow 2015	Luxembourg
DWS Performance Select 2014	Luxembourg
DWS Rendite Garant 2015	Luxembourg
DWS Rendite Garant 2015 II	Luxembourg
DWS SachwertStrategie Protekt Plus	Luxembourg
DWS Zeitwert Protect	Luxembourg
Earls Eight Limited	George Town
Earls Four Limited	George Town
Earls Seven Limited	George Town
EARLS Trading Limited	George Town
1221 East Denny Owner, LLC	Wilmington
ECT Holdings Corp.	Wilmington
Einkaufszentrum “HVD Dresden” S.à.r.l & Co. KG	Cologne
Eirles Three Limited	Dublin
Eirles Two Limited	Dublin
Elmo Funding GmbH	Eschborn
Elmo Leasing Dreizehnte GmbH	Eschborn
Elmo Leasing Elfte GmbH	Eschborn
Elmo Leasing Vierzehnte GmbH	Eschborn
Emerald Asset Repackaging Limited	Dublin
Emerging Markets Capital Protected Investments Limited	George Town
Emeris	George Town
Enterprise Fleet Management Exchange, Inc.	Wilmington
Equinox Credit Funding Public Limited Company	Dublin
Erste Frankfurter Hoist GmbH	Eschborn
Escoyla Limited	Dublin
ETFS Industrial Metal Securities Limited	St. Helier
Eurohome (Italy) Mortgages S.r.l.	Conegliano
Fandaro Limited	Dublin
Feale Sp. z o.o.	Wolica
Film Asset Securitization Trust 2009-1	New York
Finaqua Limited	London
Flagship VII Limited	George Town
Fortis Flexi IV - Bond Medium Term RMB	Luxembourg
Four Corners CLO III, Ltd.	George Town
Fundo de Investimento em Direitos Creditórios Global Markets	Rio de Janeiro
Fundo de Investimento em Direitos Creditórios Nao-Padronizados - Precatório Federal 4870-1	Rio de Janeiro
Fundo de Investimento em Direitos Creditórios Nao-Padronizados - Precatórios Federais DB I	Rio de Janeiro
Fundo de Investimento em Direitos Creditórios Nao-Padronizados - Precatórios Federais DB II	Rio de Janeiro
Fundo de Investimento em Quotas de Fundos de Investimento em Direitos Creditórios Nao-Padronizados Global Markets	Rio de Janeiro
G.O. III Luxembourg Oxford S.à r.l.	Luxembourg

List of subsidiaries as of December 31, 2013	Domicile
GAC-HEL II, Inc.	Wilmington
GAC-HEL, Inc.	Wilmington
GEM ERI Limited	George Town
Gemini Securitization Corp., LLC	Boston
GGGolf, LLC	Wilmington
Glacier Mountain, L.P.	Wilmington
Global Credit Reinsurance Limited	Hamilton
Global Markets Fundo de Investimento Multimercado	Rio de Janeiro
Global Markets III Fundo de Investimento Multimercado - Crédito Privado e Investimento No Exterior	Rio de Janeiro
Global Opportunities Co-Investment Feeder, LLC	Wilmington
Global Opportunities Co-Investment, LLC	Wilmington
Godo Kaisha CKRF8	Tokyo
Greene Investments Limited (in voluntary liquidation)	George Town
GSAM ALPS Fund EUR	George Town
GSAM ALPS Fund USD	George Town
GWC-GAC Corp.	Wilmington
HAH Limited	London
Hamildak Limited	Dublin
Harbour Finance Limited	Dublin
HCA Exchange, Inc.	Wilmington
Herodotus Limited	George Town
Hertz Car Exchange Inc.	Wilmington
Hotel Majestic LLC	Wilmington
Infrastructure Holdings (Cayman) SPC	George Town
Inn Properties S.à r.l.	Luxembourg
Investor Solutions Limited	St. Helier
Isar Properties S.à r.l.	Luxembourg
ITAPEVA II Multicarteira FIDC Não-Padronizado	Sao Paulo
ITAPEVA Multicarteira FIDC Não-Padronizado	Sao Paulo
IVAF (Jersey) Limited	St. Helier
Ixion Public Limited Company	Dublin
Jovian Limited	Douglas
JWB Leasing Limited Partnership	London
Kelsey Street LLC	Wilmington
Kelvivo Limited	Dublin
Kingfisher Canada Holdings LLC	Wilmington
Kingfisher Holdings LLC	Wilmington
KOMPASS 3 Beteiligungsgesellschaft mbH	Duesseldorf
KOMPASS 3 Erste Beteiligungsgesellschaft mbH & Co. Euro KG	Duesseldorf
KOMPASS 3 Zweite Beteiligungsgesellschaft mbH & Co. USD KG	Duesseldorf
La Fayette Dedicated Basket Ltd.	Road Town
Lagoon Finance Limited	Dublin
Latin America Recovery Fund LLC	Wilmington
Lemontree Investments GmbH & Co. KG	Berlin
Leo Consumo 1 S.r.l.	Conegliano
Leo Consumo 2 S.r.l.	Conegliano
87 Leonard Development LLC	Wilmington
Leonardo Charitable 1 LLC	Wilmington
Life Mortgage S.r.l.	Rome
Luscina Limited	Dublin
MacDougal Investments Limited	Wilmington
Mallard Place, Inc.	Wilmington
Manta Acquisition LLC	Wilmington
Manta Group LLC	Wilmington
Mars Investment Trust II	New York
Mars Investment Trust III	New York
Mars Propco 26 S.à r.l.	Munsbach
Mars Propco 27 S.à r.l.	Munsbach
Mars Propco 28 S.à r.l.	Munsbach
Mars Propco 29 S.à r.l.	Munsbach
Mars Propco 30 S.à r.l.	Munsbach
Mars Propco 31 S.à r.l.	Munsbach
Mars Propco 32 S.à r.l.	Munsbach
Mars Propco 34 S.à r.l.	Munsbach
Mars Propco 35 S.à r.l.	Munsbach
Mars Propco 36 S.à r.l.	Munsbach
Mars Propco 37 S.à r.l.	Munsbach
Mars Propco 40 S.à r.l.	Munsbach
Mars Propco 6 S.à r.l.	Munsbach

List of subsidiaries as of December 31, 2013	Domicile
Mars Propco 8 S.à r.l.	Munsbach
Master Aggregation Trust	Wilmington
Maxima Alpha Bomaral Limited (in liquidation)	St. Helier
Mercer Investments Limited	Wilmington
Merlin I	George Town
Merlin II	George Town
Merlin XI	George Town
Mexico Capital Protected Investments Limited	George Town
Miami MEI, LLC	Dover
Micro-E Finance S.r.l.	Rome
Mira GmbH & Co. KG	Frankfurt
MMCapS Funding XVIII Ltd. - Resecuritization Trust 2010-RS1	Wilmington
MMDB Noonmark L.L.C.	Wilmington
Montage Funding LLC	Dover
Monterey Funding LLC	Wilmington
Moon Leasing Limited	London
Motion Picture Productions One GmbH & Co. KG	Frankfurt
MPP Beteiligungsgesellschaft mbH	Frankfurt
Netron Investment SRL	Bucharest
New 87 Leonard, LLC	Wilmington
Newhall LLC	Wilmington
Newport Funding Corp.	Charlotte
Nineco Leasing Limited	London
North Las Vegas Property LLC	Wilmington
Northern Pines Funding, LLC	Dover
Norvadano Limited	Dublin
Oakwood Properties Corp.	Wilmington
Oasis Securitisation S.r.l.	Conegliano
Oder Properties S.à r.l.	Luxembourg
Odin Mortgages Limited	London
Okanagan Funding Trust	Toronto
Oona Solutions, Fonds Commun de Placement	Luxembourg
OPAL, en liquidation volontaire	Luxembourg
Operadora de Buenos Aires S.R.L.	Buenos Aires
OPPENHEIM Flottenfonds IV GmbH & Co. KG	Cologne
Opus Niestandaryzowany Sekurytyzacyjny Fundusz Inwestycyjny Zamkniety	Warsaw
Oran Limited	George Town
OTTAM Mexican Capital Trust Limited	Dublin
Owner Trust MSN 199	Salt Lake City
Owner Trust MSN 23336	Salt Lake City
Owner Trust MSN 23337	Salt Lake City
Owner Trust MSN 23338	Salt Lake City
Owner Trust MSN 23344	Salt Lake City
Owner Trust MSN 240	Salt Lake City
Owner Trust MSN 241	Salt Lake City
Owner Trust MSN 24452	Salt Lake City
Owner Trust MSN 24453	Salt Lake City
Owner Trust MSN 24788	Salt Lake City
Owner Trust MSN 25259	Salt Lake City
Owner Trust MSN 25884	Salt Lake City
Owner Trust MSN 264	Salt Lake City
Owner Trust MSN 27833	Salt Lake City
Owner Trust MSN 87	Salt Lake City
Owner Trust MSN 88	Salt Lake City
Oystermouth Holding Limited	Nicosia
Palladium Securities 1 S.A.	Luxembourg
Palladium Trust	George Town
PALLO Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
PALLO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Seniorenresidenzen KG	Duesseldorf
PanAsia Funds Investments Ltd.	George Town
PARTS Funding, LLC	Wilmington
PARTS Student Loan Trust 2007-CT1	Wilmington
PARTS Student Loan Trust 2007-CT2	Wilmington
PB Hollywood I Hollywood Station, LLC	Dover
PB Hollywood II Lofts, LLC	Dover
Peruda Leasing Limited	London
Perus 1 S.à r.l.	Luxembourg
Philippine Opportunities for Growth and Income (SPV-AMC), INC.	Manila
PIMCO PARS I - Poste Vite	George Town

List of subsidiaries as of December 31, 2013	Domicile
PIMCO PARS V - Poste Vite	George Town
PMG Collins, LLC	Tallahassee
Port Elizabeth Holdings LLC	Wilmington
Postbank Dynamik Best Garant	Schuttrange
Postbank Dynamik DAX Garant II	Schuttrange
Postbank Dynamik Klima Garant	Schuttrange
Postbank Dynamik Zukunftschancen Garant	Schuttrange
Postbank Dynamik Zukunftschancen Garant II	Schuttrange
PPCenter, Inc.	Wilmington
Prince Rupert Luxembourg S.à r.l.	Senningerberg
PROVIDE Domicile 2009-1 GmbH	Frankfurt
Pyxis Nautica S.A.	Luxembourg
Quantum 13 LLC	Wilmington
Quartz No. 1 S.A.	Luxembourg
R/H Hawthorne Plaza Associates, LLC	Wilmington
Reade, Inc.	Wilmington
Red Lodge, L.P.	Wilmington
Reference Capital Investments Limited	London
Regal Limited	George Town
REO Properties Corporation	Wilmington
REO Properties Corporation II	Wilmington
Residential Mortgage Funding Trust	Toronto
Rhein - Main Securitisation Limited	St. Helier
Rheingold Securitisation Limited	St. Helier
Rhine Properties S.à r.l.	Luxembourg
RHOEN 2008-1 GmbH	Frankfurt
Ripple Creek, L.P.	Wilmington
Riverside Funding LLC	Dover
RM Ayr Limited	Dublin
RM Chestnut Limited	Dublin
RM Fife Limited	Dublin
RM Multi-Asset Limited	Dublin
RM Sussex Limited	Dublin
RM Triple-A Limited	Dublin
Royster Fund - Compartment JULY 2013	Luxembourg
Royster Fund - Compartment SEPTEMBER 2013	Luxembourg
RREEF G.O. III Luxembourg One S.à r.l.	Luxembourg
RREEF G.O. III Malta Limited	Valletta
RREEF G.O. III Mauritius One Limited	Port Louis
RREEF G.O. III Mauritius Two Limited	Port Louis
RREEF Global Opportunities Fund III, LLC	Wilmington
RREEF North American Infrastructure Fund A, L.P.	Wilmington
RREEF North American Infrastructure Fund B, L.P.	Wilmington
SABRE Securitisation Limited	Sydney
Saratoga Funding Corp., LLC	Wilmington
Schiffsbetriebsgesellschaft FINNA mbH	Hamburg
Schiffsbetriebsgesellschaft GRIMA mbH	Hamburg
Sedona Capital Funding Corp., LLC	Charlotte
Serviced Office Investments Limited	St. Helier
Silrendel, S. de R. L. de C. V.	Mexico City
Singer Island Tower Suite LLC	Wilmington
SIRES-STAR Limited	George Town
Sixco Leasing Limited	London
SMART SME CLO 2006-1, Ltd.	George Town
SOLIDO Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
SP Mortgage Trust	Wilmington
SPAN No. 5 Pty Limited	Sydney
SS Aggregation Trust	Wilmington
Stewart-Denny Holdings, LLC	Wilmington
STTN, Inc.	Wilmington
Sunrise Beteiligungsgesellschaft mbH	Frankfurt
Survey Trust	Wilmington
Swabia 1 Limited	Dublin
Swabia 1. Vermögensbesitz-GmbH	Eschborn
SWIP Capital Trust	London
Sylvester (2001) Limited	George Town
Tagus - Sociedade de Titularização de Creditos, S.A.	Lisbon
Thaumat Holdings Limited	Nicosia
The CAP Accumulation Trust	Wilmington

List of subsidiaries as of December 31, 2013	Domicile
The Debt Redemption Fund Limited	George Town
The GIII Accumulation Trust	Wilmington
The GPR Accumulation Trust	Wilmington
The Life Accumulation Trust	Wilmington
The Life Accumulation Trust II	Wilmington
The Life Accumulation Trust III	Wilmington
The Life Accumulation Trust IV	Wilmington
The Life Accumulation Trust IX	Wilmington
The Life Accumulation Trust V	Wilmington
The Life Accumulation Trust VIII	Wilmington
The Life Accumulation Trust X	Wilmington
The Life Accumulation Trust XI	Wilmington
The Life Accumulation Trust XII	Wilmington
The PEB Accumulation Trust	Wilmington
The SLA Accumulation Trust	Wilmington
The Topiary Fund II Public Limited Company	Dublin
Tintin III SPC	George Town
Titian CDO Public Limited Company	Dublin
Tokutei Mokuteki Kaisha CREP Investment V	Tokyo
TQI Exchange, LLC	Wilmington
Trave Properties S.à r.l.	Luxembourg
TRS 1 LLC	Wilmington
TRS Aria LLC	Wilmington
TRS Babson I LLC	Wilmington
TRS Bluebay LLC	Wilmington
TRS Bruin LLC	Wilmington
TRS Callisto LLC	Wilmington
TRS Camulos LLC	Wilmington
TRS Cypress LLC	Wilmington
TRS DB OH CC Fund Financing LLC	Wilmington
TRS Eclipse LLC	Wilmington
TRS Elara LLC	Wilmington
TRS Elgin LLC	Wilmington
TRS Elm LLC	Wilmington
TRS Feingold O’Keeffe LLC	Wilmington
TRS Fore LLC	Wilmington
TRS Ganymede LLC	Wilmington
TRS GSC Credit Strategies LLC	Wilmington
TRS Haka LLC	Wilmington
TRS HY FNDS LLC	Wilmington
TRS Io LLC	Wilmington
TRS Landsbanki Islands LLC	Wilmington
TRS Leda LLC	Wilmington
TRS Metis LLC	Wilmington
TRS Plainfield LLC	Wilmington
TRS Poplar LLC	Wilmington
TRS Quogue LLC	Wilmington
TRS Scorpio LLC	Wilmington
TRS SeaCliff LLC	Wilmington
TRS Stag LLC	Wilmington
TRS Stark LLC	Wilmington
TRS SVCO LLC	Wilmington
TRS Sycamore LLC	Wilmington
TRS Thebe LLC	Wilmington
TRS Tupelo LLC	Wilmington
TRS Venor LLC	Wilmington
TRS Watermill LLC	Wilmington
TXH Trust	Wilmington
Varick Investments Limited	Wilmington
VCM Golding Mezzanine GmbH & Co. KG	Munich
VEXCO, LLC	Wilmington
Village Hospitality LLC	Wilmington
Volga Investments Limited	Dublin
Whispering Woods LLC	Wilmington
Whistling Pines LLC	Wilmington
Winchester Street PLC	London
World Trading (Delaware) Inc.	Wilmington
ZALLUS Beteiligungsgesellschaft mbH	Duesseldorf
Zamalik Limited	Dublin

List of subsidiaries as of December 31, 2013	Domicile
ZARAT Beteiligungsgesellschaft mbH	Duesseldorf
ZARAT Beteiligungsgesellschaft mbH & Co. Objekt Leben II KG	Duesseldorf
ZELAS Beteiligungsgesellschaft mbH	Duesseldorf
ZELAS Beteiligungsgesellschaft mbH & Co. Leben I KG	Duesseldorf
Zugspitze 2008-1 GmbH	Frankfurt
Zumirez Drive LLC	Wilmington
ZURET Beteiligungsgesellschaft mbH	Duesseldorf

Serial No.	Footnotes - English

1	Special Fund.

2	Controlled.

3	The company made use of the exemption offered by Section 264b HGB.

4	Only specified assets and related liabilities (silos) of this entity were consolidated.

5	Consists of 789 individual Trusts (only variing in series number / duration) which purchase a municipal debt security and issue short puttable exempt adjusted receipts (SPEARs) and long inverse floating exempt receipts (LIFERs) which are then sold to investors.

6	Controlled via managing general partner.